Exhibit 13.1

CERTIFICATION PURSUANT TO
18 U.S.C. SECTION 1350,
AS ADOPTED PURSUANT TO
SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

In connection with the annual report of KNOREX LTD. (the “Company”) on Form 20-F for the fiscal year ended December 31, 2025 as filed with the Securities and Exchange Commission on the date hereof (the “Report”), I, Dr. Khar Heng Choo, Chief Executive Officer of the Company, certify, pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that to my knowledge:

(1) The Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

(2) The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

Date:	August 18, 2026

/s/ Khar Heng Choo
Name:	Khar Heng Choo
Title:	Chief Executive Officer